EXHIBIT 23.1




                          CONSENT INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated December 21, 1998 to the Registration Statement
(Form SB-2) and the related Prospectus of American Electromedics Corp. for the registration of 3,387,757 shares of common stock.


                                               /s/Ernst & Young LLP


Manchester, New Hampshire
March 29, 1999